As filed with the Securities and Exchange Commission on April 26, 2002
            Securities Act Registration              No. 333-25499


                Investment Company Act Registration No. 811-5928

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.                    [ ]

                         Post-Effective Amendment No. 7                   [X]

                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                 [ ]
                                 AMENDMENT NO. 7                          [X]

   --------------------------------------------------------------------------
                     Smith Barney Small Cap Core Fund, Inc.
                            (a Maryland Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                125 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (203) 890-7026
               (Registrants Telephone Number, including Area Code)

                          Christina T. Sydor, Secretary
                     Smith Barney Small Cap Core Fund, Inc.
                            300 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                             ---------------------

                                   Copies to:
                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                                ---------------

Approximate Date of Proposed Public Offering: Continuous. It is proposed that this filing will become effective (check appropriate box):


[ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
[X]   On April 26, 2002 pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   On April 26, 2002 pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ]   On (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

Title of Securities Being Registered: Shares of Common Stock

SMITH BARNEY SMALL CAP CORE FUND, INC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents

Front Cover

Contents Page

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PART A

PART B

--------------------------------------------------------------------------------

                                   PROSPECTUS

      -------------------------------------------------------------------
                                  SMITH BARNEY
                                 SMALL CAP CORE
                                   FUND, INC.
      -------------------------------------------------------------------


      Class A, B, L and Y Shares
      April 30, 2002


      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Smith Barney
Small Cap Core Fund, Inc.

--------------------------------------------------------------------------------
      Contents
--------------------------------------------------------------------------------

      Investments, risks and performance .................................     2

      More on the fund's investments .....................................     7

      Management .........................................................     8

      Choosing a class of shares to buy ..................................     9

      Comparing the fund's classes. ......................................    10

      Sales charges ......................................................    11


      More about deferred sales charges ..................................    14

      Buying shares ......................................................    15

      Exchanging shares ..................................................    16


      Redeeming shares ...................................................    17

      Other things to know about share transactions ......................    19


      Dividends, distributions and taxes .................................    21

      Share price ........................................................    22

      Financial highlights ...............................................    23



                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks long-term capital appreciation.


Key investments. Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment. These are companies with market capitalizations in excess of $100 million and in the lowest 20% of publicly traded U.S. companies. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization. The Russell 2000 Index is a broad-based index of the smaller capitalization segment of the U.S. stock market.


Selection process. The manager employs an active investment strategy that focuses primarily on individual stock selection and remains diversified across several industries and sectors. The manager uses quantitative analysis to identify stocks that possess attractive growth or value characteristics. This style of stock selection, which blends in similar proportions both the growth and value disciplines of investing, is commonly known as "growth at a reasonable price." Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

In selecting stocks based on growth characteristics, the manager generally looks for companies with:

o     Above average earnings growth
o     A pattern of reported earnings that exceeds market expectations
o     Rising earnings estimates over the next several quarters
o     High relative return based on invested capital

In selecting stocks with value characteristics, the manager looks for companies whose stock price is undervalued relative to their earnings, sale or book values. The timing of buy and sell decisions is based on recent price trends.


2   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Investments, risks and performance (cont'd)
--------------------------------------------------------------------------------

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Stock prices decline generally
o     Small capitalization companies fall out of favor with investors
o Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
o A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on large capitalization companies, the fund's share price may be more volatile because of its focus on small capitalization companies.

Compared to large capitalization companies, small capitalization companies and the markets for their common stocks are more likely to have:

o     More limited product lines
o     Fewer capital resources
o     More limited management depth

Further, securities of small capitalization companies are more likely to:

o     Experience sharper swings in market values
o     Be harder to sell at times and at prices the manager believes appropriate
o     Offer greater potential for gains and losses


Who may want to invest

The fund may be an appropriate investment if you:


o Are seeking to participate in the long-term growth potential of small capitalization companies

o Currently have exposure to fixed income investments and the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio

o Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records


                                                   Smith Barney Mutual Funds   3

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance, (before and after taxes), does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares had different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


--------------------------------------------------------------------------------
                         Total Return for Class A shares
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

    92      93     94       95      96      97      98       99     00      01
    --      --     --       --      --      --      --       --     --      --
  11.71    8.9   (4.65)   24.02   20.56   28.25   (1.31)   21.09   1.57   (0.85)

                        Calendar years ended December 31

Quarterly returns:


Highest: 18.67% in 4th quarter 1998; Lowest: -21.00% in 3rd quarter 1998.

Risk Return Table

This table compares the before and after tax average annual total return of the Fund for the periods shown with that of the Russell 2000 Index, a broad-based unmanaged index of common stocks of smaller capitalization companies. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



4   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 2001
--------------------------------------------------------------------------------

     Class A                                 1 year     5 years    10 years
--------------------------------------------------------------------------------
Return Before Taxes                          -5.81%      7.95%       9.79%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -5.81%      5.24%       7.05%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                      -3.54%      5.30%       6.81%
--------------------------------------------------------------------------------

OTHER CLASSES
(Return Before Taxes Only)

                                                         Since        Inception
--------------------------------------------------------------------------------
    Class          1 year      5 years     10 years    Inception        Date
--------------------------------------------------------------------------------
      B            -6.45%        n/a          n/a        6.93%        06/25/97
--------------------------------------------------------------------------------
      L            -3.52%        n/a          n/a        7.04%        06/24/97
--------------------------------------------------------------------------------
      Y            -0.37%        n/a          n/a        4.99%        10/17/97
--------------------------------------------------------------------------------
Russell 2000
   Index            2.49%       7.52%       11.51%        n/a            n/a
--------------------------------------------------------------------------------


Prior to June 23, 1997, the fund was a non-diversified, closed-end fund, and was not subject to the cash flow fluctuations, or the diversification and liquidity requirements of a diversified open-end fund. The fund's past performance may have been different if it had been a diversified open-end fund since inception.


                                                   Smith Barney Mutual Funds   5

Fee table


This table sets forth the fees and expenses you will pay if you invest in fund shares.


--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------

(fees paid directly from your investment)   Class A   Class B   Class L  Class Y

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed          5.00%     None      1.00%    None
on purchases (as a % of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or redemption)       None*     5.00%     1.00%    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
Expenses deducted from fund assets)         Class A   Class B   Class L  Class Y
--------------------------------------------------------------------------------
Management fee                               0.75%     0.75%     0.75%    0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees        0.25%     1.00%     1.00%    None
--------------------------------------------------------------------------------

Other expenses                               0.23%     0.22%     0.23%    0.05%
--------------------------------------------------------------------------------
Total annual fund operating expenses         1.23%     1.97%     1.98%    0.80%


* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge)but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends without a sales charge
o     The fund's operating expenses remain the same

--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------
                                            1 year   3 years   5 years  10 years
--------------------------------------------------------------------------------

Class A (with or without redemption)         $619     $871     $1,142    $1,914
--------------------------------------------------------------------------------
Class B (redemption at end of period)        $700     $918     $1,162    $1,104
--------------------------------------------------------------------------------
Class B (no redemption)                      $200     $618     $1,062    $1,104
--------------------------------------------------------------------------------
Class L (redemption at end of period)        $399     $715     $1,157    $1,383
--------------------------------------------------------------------------------
Class L (no redemption)                      $299     $715     $1,157    $1,383
--------------------------------------------------------------------------------
Class Y (with or without redemption)         $ 82     $255     $  444    $  990



6   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

Derivative contracts. The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices, or options on these futures for any of the following purposes:


o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices

o     As a substitute for buying or selling securities

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Risk of high portfolio turnover. The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Investment goal. The fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of directors.



                                                   Smith Barney Mutual Funds   7

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager. The fund's investment manager is Travelers Investment Management Company, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 100 First Stamford Place, Stamford, Connecticut, 06902. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. The fund's administrator is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management
LLC), an affiliate of Salomon Smith Barney. The administrator oversees all aspects of the fund's administration and operation.

Sandip Bhagat, Managing Director of the manager, has been responsible for the day-to-day management of the fund since July, 1995.


Management fee. For its services, the manager received a fee during the fund's last fiscal year equal to 0.65% of the fund's average daily net assets. In addition, the administrator received a fee for its administrative services to the fund equal to 0.10% of the fund's average daily net assets.

Distribution plan. The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent. Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder record keeping and accounting services.



8   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------


You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

o If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses
o For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well
o Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors


You may buy shares from:


o A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

o The fund, but only if you are investing through certain qualified plans or Service Agents


All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


--------------------------------------------------------------------------------
                                              Initial                 Additional
--------------------------------------------------------------------------------
                                      Classes A, B, L    Class Y     All Classes
--------------------------------------------------------------------------------
General                                    $1,000      $15 million       $50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts             $  250      $15 million       $50
--------------------------------------------------------------------------------
Qualified Retirement Plans*                $   25      $15 million       $25
--------------------------------------------------------------------------------
Simple IRAs                                $    1           n/a          $ 1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans        $   25           n/a          $25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans      $   50           n/a          $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                   Smith Barney Mutual Funds   9

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------


Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


--------------------------------------------------------------------------------------------------
                       Class A                Class B             Class L            Class Y
--------------------------------------------------------------------------------------------------
Key features        o Initial sales         o No initial       o Initial sales     o No initial
                      charge                  sales charge       charge is           or deferred
                    o You may qualify       o Deferred           lower than          sales charge
                      for reduction or        sales charge       Class A           o Must invest
                      waiver of initial       declines         o Deferred sales      at least
                      sales charge            over time          charge for          $15 million
                    o Lower annual          o Converts to        only 1 year       o Lower annual
                      expenses than           Class A after    o Does not convert    expenses than
                      Class B and             8 years            to Class A          the other
                      Class L               o Higher annual    o Higher annual       classes
                                              expenses than      expenses than
                                              Class A            Class A

--------------------------------------------------------------------------------------------------

Initial sales       Up to 5.00%;           None               1.00%               None
charge              reduced for
                    large purchases
                    and waived for
                    certain investors.
                    No charge for
                    purchases of
                    $1,000,000 or
                    more


--------------------------------------------------------------------------------------------------
Deferred            Up to 5.00%;           Up to 5.00%        1.00% if you        None
sales charge        reduced for large      charged when       redeem within
                    purchases and          you redeem         1 year of
                    waived for certain     shares. The        purchase
                    investors; no          charge is
                    charge for purchases   reduced over
                    of $1,000,000 or       time and there
                    more                   is no deferred
                                           sales charge
                                           after 6 years
------------------------------------------------------------------------------------------------
Annual              0.25% of average       1.00% of average   1.00% of average    None
distribution        daily net assets       daily net assets   daily net assets
and service
fees

--------------------------------------------------------------------------------------------------

Exchange            Class A shares         Class B shares     Class L shares      Class Y shares
Privilege           of most Smith          of most Smith      of most Smith       of most Smith
                    Barney funds           Barney funds       Barney funds        Barney funds

--------------------------------------------------------------------------------------------------

*     Ask your Service Agent for the Smith Barney funds available for exchange.



10  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares serviced by them.


--------------------------------------------------------------------------------
                                                                   Broker/Dealer
                                                                    Commission
                                     Sales Charge as a % of:         as % of
                                     Offering      Net amount        offering
Amount of purchase                   price (%)    invested (%)        price
--------------------------------------------------------------------------------
Less than $25,000                       5.00         5.26             4.50
--------------------------------------------------------------------------------
$25,000 but less than $50,000           4.25         4.17             3.83
--------------------------------------------------------------------------------
$50,000 but less than $100,000          3.75         3.63             3.38
--------------------------------------------------------------------------------
$100,000 but less than $250,000         3.25         3.09             2.93
--------------------------------------------------------------------------------
$250,000 but less than $500,000         2.75         2.04             2.48
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000       2.00         0.00             1.80
--------------------------------------------------------------------------------
$1,000,000 or more                       -0-          -0-           up to 1.00*


* A distributor pays up to 1.00% to a Service Agent


Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class Ashares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                   Smith Barney Mutual Funds  11

Accumulation privilege - lets you combine the current value of Class A shares owned

      o     by you, or
      o     by members of your immediate family,


and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares


You buy Class B shares at net asset value without paying an initial sales charge, However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


--------------------------------------------------------------------------------
                                                                  6th through
Year after purchase       1st    2nd     3rd     4th      5th         8th
--------------------------------------------------------------------------------
Deferred sales charge      5%     4%      3%      2%       1%          0%
--------------------------------------------------------------------------------


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.



12  Smith Barney Small Cap Core Fund

Class B conversion After 8 years, Class B shares automatically convert into Class Ashares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:         Shares issued:                    Shares issued:
At initial             On reinvestment of                Upon exchange from
purchase               dividends and                     another Smith Barney
                       distributions                     fund
--------------------------------------------------------------------------------


Eight years            In same proportion as             On the date the shares
after the date         the number of Class B             originally acquired
of purchase            shares converting is to           would have converted
                       total Class B shares              into Class A shares
                       you own (excluding
                       shares issued as dividends)

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.


Class Y shares (available through certain Service Agents)


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest $5,000,000.


                                                   Smith Barney Mutual Funds  13

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


14  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------


           Through a    You could contact your Service Agent to open a broker-
       Service Agent    age account and make arrangements to buy shares.


                        If you do not provide the following information, your order will be rejected:
                        o   Class of shares being bought
                        o   Dollar amount or number of shares being bought

                        You should pay for your shares through your brokerage account no later than the third business day after you place your order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.

--------------------------------------------------------------------------------
         Through the    Qualified retirement plans and certain other investors
                fund    who are clients of certain Service Agents are eligible
                        to buy shares directly from the fund.

                        o   Write the fund at the following address:


                            Smith Barney Small Cap Core Fund
                            (Specify class of shares)
                            c/o PFPC Global Fund Services
                            P.O. Box 9699
                            Providence, RI02940-9699

                        o Enclose a check to pay for the shares. For initial purchases, complete and send an account application

                        o For more information, call Smith Barney Shareholder Services at 1-800-451-2010

--------------------------------------------------------------------------------
           Through a You may authorize your Service Agent or the sub-transfer systematic agent to transfer funds automatically from (i) a regular
     investment plan    bank account, (ii) cash held in a brokerage account
                        opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                        o Amounts transferred should be at least: $25 monthly or $50 quarterly

                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee


                        For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                                   Smith Barney Mutual Funds  15

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

 Smith Barney offers    You should contact your Service Agent to exchange
a distinctive family    into other Smith Barney funds. Be sure to read the
of funds tailored to    prospectus of the fund you are exchanging into. An
 help meet the vary-    exchange is a taxable transaction.
   ing needs of both
     large and small    o   You may exchange shares only for shares of the same
          investors.        class of another Smith Barney fund. Not all Smith
                            Barney funds offer all classes of shares
                        o   Not all Smith Barney funds may be offered in your
                            state of residence. Contact your Service Agent or
                            the transfer agent for further information
                        o   Exchanges of Class A, Class B and Class L shares
                            are subject to minimum investment requirements
                            (except for systematic investment plan exchanges),
                            and all shares are subject to the requirements of
                            the fund into which exchanges are made. Your
                            shares will not be subject to an initial sales
                            charge at the time of the exchange.
                        o   If you hold share certificates, the sub-transfer
                            agent must receive the certificates endorsed for
                            transfer or with signed stock powers (a document
                            that transfers ownership of certificates) before
                            the exchange is effective.
                        o   The fund may suspend or terminate your exchange
                            privilege if you engage in an excessive pattern of
                            exchanges.
--------------------------------------------------------------------------------
           Waiver of    Your shares will not be subject to an initial sales
          additional    charge at the time of the exchange.
       sales charges
                        Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------
        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange ("NYSE") is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the next determined net asset value.



16  Smith Barney Small Cap Core Fund

                        You can make telephone exchanges only between accounts that have identical registrations.


             By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the bottom of this page.


--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

           Generally    Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                        If the shares are held by a fiduciary or corporation, other documents may be required.

                        Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                        If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------
             By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                          Smith Barney Mutual Funds
                          Smith Barney Small Cap Core Fund
                          (Specify class of shares)
                          c/o PFPC Global Fund Services
                          P.O. Box 9699
                          Providence, RI 02940-9699

                        Your written request must provide the following:


                        o   The name of the fund and account number


                        o The class of shares and the dollar amount or number of shares to be redeemed


                        o   Signatures of each registered owner of the account


--------------------------------------------------------------------------------


                                                   Smith Barney Mutual Funds  17

        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                        If eligible, you may request redemptions by telephone on any day the NYSE is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the next determined net asset value.

                        Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).


--------------------------------------------------------------------------------
      Automatic cash    You can arrange for the automatic redemption of a por-
    withdrawal plans    tion of your shares on a monthly or quarterly basis. To
                        qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                        o   Your shares must not be represented by certificates

                        o   All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------


18  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:


o     Name of the fund
o     Account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:


o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions

o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission



                                                   Smith Barney Mutual Funds  19

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.



20  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------


Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

--------------------------------------------------------------------------------
Transaction                               Federal tax status
--------------------------------------------------------------------------------

Redemption or exchange of shares          Usually capital gain or loss;
                                          long-term only if shares owned more
                                          than one year

--------------------------------------------------------------------------------
Long-term capital gain distributions      Long-term capital gain
--------------------------------------------------------------------------------
Short-term capital gain distributions     Ordinary income
--------------------------------------------------------------------------------
Dividends                                 Ordinary income
--------------------------------------------------------------------------------


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                   Smith Barney Mutual Funds  21

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.



22  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is incorporated by reference and is available upon request.

--------------------------------------------------------------------------------
For a Class A(1) share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------

                                     2001(2)          2000(2)          1999(2)          1998(2)         1997
----------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                $    12.91       $    14.26       $    13.35       $    13.68     $    12.30
----------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income (loss)          (0.01)            0.02             0.02             0.00*          0.04
  Net realized and
    unrealized gain (loss)              (0.10)            0.15             2.65            (0.17)+         3.23
----------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                       (0.11)            0.17             2.67            (0.17)          3.27
----------------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income                    --               --            (0.08)              --          (0.04)
----------------------------------------------------------------------------------------------------------------
  Net realized gains                       --            (1.52)           (1.68)           (0.16)         (1.98)
----------------------------------------------------------------------------------------------------------------
Total distributions                        --            (1.52)           (1.76)           (0.16)         (2.02)
----------------------------------------------------------------------------------------------------------------
Redemption fee(3)                          --               --               --               --          (0.13)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year       $    12.80       $    12.91       $    14.26       $    13.35     $    13.68
----------------------------------------------------------------------------------------------------------------
Total return                            (0.85)%           1.57%           21.09%           (1.31)%        28.25%
----------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000's)                     $   33,576       $   41,457       $   41,669       $   42,747     $   46,036
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                               1.23%            1.16%            1.23%            1.33%          1.21%
  Net investment income (loss)          (0.08)            0.15             0.13             0.03           0.24
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    87%             101%             104%             129%           140%
----------------------------------------------------------------------------------------------------------------

(1) The Fund operated as a closed-end investment company until June 23, 1997. On that date all existing shares were converted to Class A shares. The Fund's total returns while it was a closed-end fund are based on net asset value.

(2) Per share amounts have been calculated using the monthly average shares method.
(3) Amount relates to a redemption fee that was in effect through December 31, 1997.
*     Amount represents less than $0.01 per share.
+ The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares throughout the year.


                                                  Smith Barney Mutual Funds   23

--------------------------------------------------------------------------------
For a Class B share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------


                                     2001(1)          2000(1)          1999(1)          1998(1)          1997(2)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                $    12.45       $    13.92       $    13.09       $    13.52       $    13.34
--------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
Net investment loss                     (0.10)           (0.09)           (0.09)           (0.09)           (0.01)
Net realized and
  unrealized gain (loss)                (0.09)           (0.14)            2.60            (0.18)*           2.18
--------------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                       (0.19)            0.05             2.51            (0.27)            2.17
--------------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                      --               --               --               --            (0.01)
Net realized gains                         --            (1.52)           (1.68)           (0.16)           (1.98)
--------------------------------------------------------------------------------------------------------------------
Total distributions                        --            (1.52)           (1.68)           (0.16)           (1.99)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year                      $    12.26       $    12.45       $    13.92       $    13.09       $    13.52
--------------------------------------------------------------------------------------------------------------------
Total return                            (1.53)%           0.72%           20.21%           (2.07)%          16.73%++
--------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000's)                     $   24,557       $   27,801       $   28,746       $   23,551       $   12,685
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                               1.97%            1.97%            2.04%            2.10%            1.99%+
Net investment loss                     (0.82)           (0.65)           (0.66)           (0.72)           (0.26)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    87%             101%             104%             129%             140%
--------------------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from June 25, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may be representatvie of the total return for the year.
+     Annualized.


24  Smith Barney Small Cap Core Fund

For a Class L share of capital stock
outstanding throughout each year ended December 31:


                                    2001(1)         2000(1)          1999(1)          1998(1)          1997(3)
------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year              $    12.45       $    13.91       $    13.09       $    13.51       $    13.24
------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
Net investment loss                   (0.10)           (0.09)           (0.08)           (0.10)           (0.01)
Net realized and unrealized
  gain (loss)                         (0.09)            0.15             2.58            (0.16)*           2.27
------------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                     (0.19)            0.06             2.50            (0.26)            2.26
------------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                    --               --               --               --            (0.01)
Net realized gains                       --            (1.52)           (1.68)           (0.16)           (1.98)
------------------------------------------------------------------------------------------------------------------
Total distributions                      --            (1.52)           (1.68)           (0.16)           (1.99)
------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of year                    $    12.26       $    12.45       $    13.91       $    13.09       $    13.51
------------------------------------------------------------------------------------------------------------------
Total return                          (1.53)%           0.79%           20.12%           (1.99)%          17.53%++
------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000's)                   $   18,108       $   18,256       $   14,684       $    7,101       $    2,974
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.98%            1.96%            2.01%            2.13%            2.00%+
  Net investment loss                 (0.82)           (0.64)           (0.61)           (0.74)           (0.26)+
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  87%             101%             104%             129%             140%
------------------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from June 24, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may be representatvie of the total return for the year.
+     Annualized.


                                                   Smith Barney Mutual Funds  25

--------------------------------------------------------------------------------
For a Class Y share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------


                                       2001(1)          2000(1)           1999(1)           1998(1)           1997(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                 $     13.07       $     14.37       $     13.34       $     13.63       $     13.87
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
Net investment income                      0.04              0.07              0.08              0.06              0.01
Net realized and unrealized
  gain (loss)                             (0.09)             0.15              2.66             (0.16)*           (0.21)
---------------------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                         (0.05)             0.22              2.74             (0.10)            (0.20)
---------------------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                     (0.01)               --             (0.03)            (0.03)            (0.04)
Net realized gains                           --             (1.52)            (1.68)            (0.16)               --
Capital                                   (0.01)               --                --                --                --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                       (0.02)            (1.52)            (1.71)            (0.19)            (0.04)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year        $     13.00       $     13.07       $     14.37       $     13.34       $     13.63
---------------------------------------------------------------------------------------------------------------------------
Total return                              (0.37)%            1.91%            21.55%            (0.80)%           (1.42)%++
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000's)                      $   295,812       $   279,935       $   258,594       $   207,513       $   104,503
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                 0.80%             0.79%             0.82%             0.94%             1.11%+
  Net investment income                    0.36              0.52              0.56              0.44              0.58+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      87%              101%              104%              129%              140%
---------------------------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representatvie of the total return for the year.
+     Annualized.


26  Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)


Smith Barney
Small Cap
Core Fund, Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Travelers Bank and Trust, fsb at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file
no. 811-05928)

FD01305  4/02

SMITH BARNEY
SMALL CAP CORE FUND, INC.

125 Broad Street
New York, New York 10004
800-451-2010

Statement of Additional Information                               April 30, 2002

This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Smith Barney Small Cap Core Fund, Inc. (formerly Smith Barney Small Cap Blend Fund, Inc.) (the "fund"), dated April 30, 2002, as amended or supplemented from time to time, and should be read in conjunction with the fund's prospectus. The fund's prospectus may be obtained from any Salomon Smith Barney Financial Consultant, or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

Table of Contents

For ease of reference, the same section headings are used in both the prospectus and this SAI except where shown below:

      Management of the fund.....................................02
      Investment Objective and Management Policies...............06
      Purchase, Exchange and Redemption of Shares................19
      Distribution...............................................29
      Determination of Net Asset Value...........................31
      IRA and Other Prototype Retirement Plans...................32
      Performance Data...........................................33
      Additional Information Concerning Taxes....................35
      Additional Information.....................................39
      Financial Statements.......................................42

MANAGEMENT OF THE FUND

The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name                                                          Service

Salomon Smith Barney, Inc.
  ("Salomon Smith Barney ")..............................     Distributor
Travelers Investment Management Company
  ("TIMCO")..............................................     Investment Adviser
Smith Barney Fund Management LLC (successor
  to SSB Citi Fund Management LLC) ("SBFM") .............     Administrator
PFPC Trust Company ("PFPC")..............................     Custodian
Travelers Bank & Trust, fsb (successor to
 Citi Fiduciary Trust Company ("Transfer Agent").........     Transfer Agent
PFPC Global Fund Services ("sub-transfer agent").........     Sub-Transfer Agent

These organizations and the functions they perform for the fund are discussed in the Prospectus and in this SAI.

MANAGEMENT OF THE FUND

Directors and Executive Officers

The Directors and Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

------------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                Term of                                Portfolios in
                               Position(s)   Office + and                              Fund Complex
                               Held with       Length of      Principal Occupation      Overseen by      Other Directorships
Name, Address, and Age            Fund        Time Served    (s) During Past 5 Years      Director       Held by Director**
------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Lee Abraham                   Director           Since               Retired                 11        Director of R.G. Barry
Age: 74                                           1999                                                   Corp., Signet Group
                                                                                                       plc and eNote.com, Inc.
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Allan J. Bloostein            Director           Since        President of Allan J.          18            Director of CVS
Age: 72                                           1999         Bloostein Associates                        Corporation and
                                                                                                        Taubman Centers Inc.
------------------------------------------------------------------------------------------------------------------------------
Jane F. Dasher                Director           Since         Investment Officer;           11                 None
Age: 52                                           1999           Korsant Partners
------------------------------------------------------------------------------------------------------------------------------
Donald R. Foley               Director           Since               Retired                 11                 None
Age: 79                                           1989
------------------------------------------------------------------------------------------------------------------------------
Richard E. Hanson, Jr.        Director           Since               Retired                 11                 None
Age: 60                                           1999
------------------------------------------------------------------------------------------------------------------------------
Paul Hardin                   Director           Since         Professor of Law and          13                 None
Age: 70                                           1994        Chancellor Emeritus at
                                                               University of North
                                                             Carolina at Chapel Hill
------------------------------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen         Director           Since         Investment Counselor          11                 None
Age: 75                                           1989
------------------------------------------------------------------------------------------------------------------------------
John P. Toolan                Director           Since               Retired                 11            Trustee of John
Age: 71                                           1992                                                      Hancock Funds
------------------------------------------------------------------------------------------------------------------------------
Interested
Directors
------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon *           Director/          Since         Managing Director of          78                 None
Age: 68                       Chairman/           1995         Salomon Smith Barney
                              President                       ("SSB"); President and
                              and Chief                         Director of Smith
                              Executive                       Barney Fund Management
                              Officer                         ("SBFM") and Travelers
                                                             Investment Adviser, Inc
                                                               ("TIA"); Director of
                                                                  The Travelers
                                                              Investment Management
                                                              Company; Trustee- Drew
                                                               University; Advisory
                                                               Director - M&T Bank
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------
                                                              Term of
                                    Position(s)             Office + and
                                    Held with                 Length of                  Principal Occupation
Name, Address, and Age                 Fund                 Time Served                (s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone               Senior Vice President           Since                  Managing Director of SSB;
Salomon Smith Barney              and Treasurer                 1989          Director and Senior Vice President of SBFM
125 Broad Street                                                                               and TIA
New York, NY 10004
Age: 44
---------------------------------------------------------------------------------------------------------------------------
Irving David                        Controller                 Since                          Director of SSB
Salomon Smith Barney
125 Broad Street
New York, NY 10004
Age: 41
---------------------------------------------------------------------------------------------------------------------------
Christina T. Sydor                   Secretary                 Since          Managing Director of SSB; General Counsel and
Salomon Smith Barney                                            1989                     Secretary of SBFM and TIA
300 First Stamford Place
Stamford, CT 06902
Age: 51
---------------------------------------------------------------------------------------------------------------------------

+     Directors are elected until successors are appointed.

* Mr. McLendon is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBFM and a director and/or officer of affiliates of SBFM, the Fund's investment adviser.

** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The business affairs of each fund are managed by or under the direction of the Board of Directors.

The Board has a standing Audit Committee comprised of all of the Independent Directors. The Audit Committee met one time during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Board also has a standing Governance Committee. All Independent Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001:

                                                                     Aggregate Dollar Range of Equity
                                                                 Securities in All Registered Investment
                                   Dollar Range of Equity           Companies overseen by director in
       Name of Director          Securities in the Company            Family of InvestmentCompanies
--------------------------------------------------------------------------------------------------------
Lee Abraham                                 None                                    None
--------------------------------------------------------------------------------------------------------
Allan J. Bloostein                                                             Over $100,000
--------------------------------------------------------------------------------------------------------
Jane F. Dasher                                                                 $10,001-50,000
--------------------------------------------------------------------------------------------------------
Donald R. Foley                                                                Over $100,000
--------------------------------------------------------------------------------------------------------
Richard E. Hanson, Jr.                                                           $1-10,000
--------------------------------------------------------------------------------------------------------
Paul Hardin                                                                    Over $100,000
--------------------------------------------------------------------------------------------------------
Heath B. McLendon                                                              Over $100,000
--------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen                                                          $10,001-50,000
--------------------------------------------------------------------------------------------------------
John P. Toolan                                                                 Over $100,000
--------------------------------------------------------------------------------------------------------

As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                               COMPENSATION TABLE

                                                         Pension or               Total          Total Number of Funds
                                    Aggregate        Retirement Benefits      Compensation        for Which Director
                                Compensation from    Accrued as Part of       from Fund and          Serves within
Name of Director                    the Fund           Fund's Expenses        Fund Complex           Fund Complex
----------------------------------------------------------------------------------------------------------------------
Lee Abraham                            $221                   $0                $ 49,900                    9
Allan J. Bloostein                     $421                   $0                $117,100                   16
Jane Dasher                            $221                   $0                $    221                   11
Donald R. Foley*                       $143                   $0                $    143                    9
Richard E. Hanson, Jr.                 $221                   $0                $    221                    9
Paul Hardin                            $421                   $0                $    421                    9
Heath B. McLendon+                     $  0                                                                74
Roderick C. Rasmussen*                 $124                   $0                $    124                    9
John P. Toolan*                        $  0                   $0                $      0                    9

----------
* Mr. McLendon is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBMF and a director and/or officer of affiliates of SBMF, the Fund's investment adviser.

      * Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the Company: Donald R Foley: $, Roderick C. Rasmussen: $ and John P. Toolan: $, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $, Roderick C.
      Rasmussen: $ and John P. Toolan: $.

      Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year, aggregate compensation from the Company to Emeritus Directors totaled $.

On April 4, 2002 directors and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds.

As of April 3, 2002 to the knowledge of the fund and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of any Class of a fund with the exception of the following:

NAME & ADDRESS                              SHARES HELD          PERCENT

Class A
-------

Smith Barney Multi Choice Trust             262,157              9.58%
Smith Barney Corporate Trust Co
Two Tower Center
PO Box 1063
East Brunswick NJ  08816-1063

Class Y
-------

Smith Barney Concert Series                 3,219,133            13.55%
SB Allocation High Growth
State Street Bank
Attn:  James Casey
61 Broadway
New York, NY  10006-2701

Smith Barney Concert Series                 2,127,603            8.95%
SB Allocation Growth
State Street Bank
Attn:  James Casey
61 Broadway
New York, NY  10006-2701

Investment Adviser -TIMCO

TIMCO serves as investment adviser to the fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by TIMCO under the Advisory Agreement are described in the prospectus under "Management." TIMCO bears all of the expenses of its employees and overhead in connection with its duties under the Advisory Agreement. TIMCO is a wholly owned subsidiary of Salomon Smith Barney Holdings ("Holdings"), which is in turn a wholly owned subsidiary of Citigroup.

As compensation for investment advisory services, the fund pays TIMCO a fee computed daily and paid monthly at the annual rate of 0.65% of the value of the fund's average daily net assets. For the 2001, 2000 and 1999 fiscal years, the fund paid $2,262,986, $2,389,947 and $1,941,540, respectively, in investment advisory fees.

The Investment Advisory Agreement provides that except for the expenses specifically assumed by TIMCO, the fund bears expenses incurred in its operation, including: fees of the Directors not affiliated with the Adviser or its affiliates and board meeting expenses; fees of the Adviser and of SBFM (or any successor) as the Administrator; interest charges; taxes; charges and expenses of the fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the fund; expenses of issue, repurchase or redemption of shares; expenses of printing and mailing stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the fund's custodians for all services to the fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of fidelity bonding and other insurance premiums; expenses of stockholder's meetings; filing fees and expenses related to the registration and qualification of the fund's shares and the fund under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the funds registration statements and prospectuses); and its other business and operating expenses.

Administrator

SBFM serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The services provided by SBFM under the Administration Agreement are described in the prospectus under "Management." SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services. As compensation for administration services rendered to the fund, SBFM receives a fee at the annual rate of 0.10% of the value of the fund's average daily net assets. For the 2001, 2000 and 1999 fiscal years, the fund paid SBFM $348,152, $367,684 and $298,698, respectively, in administration fees.

Smith Barney Fund Management LLC, successor to SSB Citi Fund Management LLC, 333 West 34th Street, New York, NY 10001 was incorporated in December 1968 and converted to a limited liability company in 1999 and renders investment management advice to investment companies with aggregate assets under management in excess of $161 billion as of March 31, 2002. SBFM is an affiliate of Salomon Smith Barney. SBFM and Salomon SBFM are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Smith Barney Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's code of ethics is on file with the Securities and Exchange Commission (the "SEC").

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors to examine and report on the fund's financial statements and highlights for the fiscal year ending December 31, 2001.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund's investment objective and management policies in the prospectus.

Small Capitalization Companies. The fund may invest in securities of companies which fall in the bottom 20% of U.S. market capitalization at the time of initial investment. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the fund of small company securities in order to meet redemptions may require the fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Preferred Stocks and Convertible Securities. The fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. The fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

Illiquid and Restricted Securities. The fund may invest up to 15% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days, (c) to the extent that a liquid secondary market does not exist for the instruments, futures contracts and options on those contracts and (d) other securities that are subject to restrictions on resale that the investment adviser has determined are not liquid under guidelines established by the fund's Board of Directors.

Foreign Securities. The fund may invest up to 10% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by the fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ADRs. The fund may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Repurchase Agreements. The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the fund which are collateralized primarily by the securities subject to repurchase. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the fund's Board of Trustees, the investment adviser monitors the creditworthiness of all issuers with which the fund enters into repurchase agreements.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the investment adviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund or its custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities. As stated in the prospectus, the fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentality's ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney, and which is acting as a "finder."

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Short Term Instruments. As stated in the prospectus, the fund may invest in short term and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, TIMCO will carefully evaluate such investments on a case-by-case basis.

Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Derivative Contracts

Writing Covered Call Options. The fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The investment adviser and the fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the fund will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian.

The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in

"Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the investment adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

Index Futures Contracts. The fund may enter into futures contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it has committed to purchase or expects to purchase.

"Margin" with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the fund will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the fund's assets. The fund will enter into transactions in futures contracts and options on futures contracts only for hedging purposes.

New options and futures contracts and various combinations thereof continue to be developed and the fund may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

Investment Restrictions

The fund is subject to certain restrictions and policies that are "fundamental," which may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder;

2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder;

3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;

4. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions;

5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act;

6. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities; and

7. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
      (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

Non-fundamental Policies. As a non-fundamental policy, the fund may not:

1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

2. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would invested in securities that are illiquid; and

3.    invest in any company for the purpose of exercising control of management.

The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d) (1) (G) of the 1940 Act.

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Portfolio Turnover

The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. The fund's portfolio turnover rate cannot be predicted and will vary from year to year, yet TIMCO expects that the fund's annual portfolio turnover rate may exceed 100%. A 100% portfolio turnover rate would occur, for instance, if all securities were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2001, 2000 and 1999 fiscal years, the fund's portfolio turnover rates were 87%, 101% and 104%, respectively.

Portfolio Transactions and Brokerage

Decisions to buy and sell securities for the fund are made by TIMCO, subject to the overall supervision and review of the fund's Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of TIMCO.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the 2001, 2000 and 1999 fiscal years, the fund paid $_______, $675,586 and $407,960, respectively, in brokerage commissions.

In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The Advisory Agreement between the fund and TIMCO provides that, in assessing the best overall terms available for any transaction, TIMCO shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes TIMCO, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or other accounts over which TIMCO or an affiliate exercises investment discretion.

The fund's Board of Directors will periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. TIMCO's fee under the Advisory Agreement is not reduced by reason of TIMCO's receiving such brokerage and research services. For the fiscal year ended December 31, 2001, the fund directed brokerage transactions totaling $________ to brokers because of research services provided.

The fund's Board of Directors has determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in TIMCO's judgment, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker-dealer charges the fund a commission rate consistent with that charged by it to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, the affiliated broker-dealer may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized the affiliated broker-dealer to effect such transactions and (b) the affiliated broker-dealer annually advises the fund of the aggregate compensation it earned on such transactions. An affiliated broker-dealer will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For the 2001, 2000 and 1999 fiscal years, the fund paid $_________, $1,785 and $47,650, respectively, in brokerage commissions to Salomon Smith Barney. For the 2001 fiscal year, Salomon Smith Barney received _____% of the brokerage commissions paid by the fund and effected ____% of the total dollar amount of transactions for the fund involving the payment of brokerage commissions.

Even though investment decisions for the fund are made independently from those of the other accounts managed by TIMCO, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency-the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 and beyond; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares

General. The fund offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions. Class L shares are also subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000. See the Prospectus for a discussion of factors to consider in selecting a class of shares to purchase.

Purchases of shares of the fund must be made through a brokerage account maintained with Salomon Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions form a UIT sponsored by Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the fund or Salomon Smith Barney prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund's agent prior to he agent's close of business. For shares purchased through Salomon Smith Barney and Introducing Brokers purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant.

Initial Sales Charge Alternative -- Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

------------------------------------------------------------------------------------------------------------------
                                                    Sales Charge
------------------------------------------------------------------------------------------------------------------
                                                                                        Dealers' Reallowance as %
Amount of Investment           % of Offering Price          % of Amount Invested        of Offering Price
------------------------------------------------------------------------------------------------------------------
Less than $25,000                      5.00%                       5.26%                        4.50%
------------------------------------------------------------------------------------------------------------------
$   25,000 - 49,999                    4.25                        4.44                         3.83
------------------------------------------------------------------------------------------------------------------
    50,000 - 99,999                    3.75                        3.90                         3.38
------------------------------------------------------------------------------------------------------------------
   100,000 - 249,999                   3.25                        3.36                         2.93
------------------------------------------------------------------------------------------------------------------
   250,000 - 499,999                   2.75                        2.83                         2.48
------------------------------------------------------------------------------------------------------------------
   500,000 - 999,000                   2.00                        2.04                         1.80

 1,000,000 or more                        0                           0                       up to 1.00*
------------------------------------------------------------------------------------------------------------------

* A distributor pays up to 1.00% to a Service Agent.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Initial Sales Charge Alternative -- Class L Shares. For purchases of Class L shares, there is a sales charge of 1% of the offering price (1.01% of the net amount invested).

Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts;
(h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by
Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by Salomon Smith Barney, which are offered with a sales charge, listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

Deferred Sales Charge Alternatives. CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Salomon Smith Barney Retirement Programs, as described below. See "Purchase of Shares--Salomon Smith Barney Retirement Programs."

          ----------------------------------------------------------
            Year Since Purchase
            Payment Was Made                                  CDSC
          ----------------------------------------------------------
            First                                             5.00%
          ----------------------------------------------------------
            Second                                            4.00
          ----------------------------------------------------------
            Third                                             3.00
          ----------------------------------------------------------
            Fourth                                            2.00
          ----------------------------------------------------------
            Fifth                                             1.00
          ----------------------------------------------------------
            Sixth and thereafter                              0.00
          ----------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any CDSC will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of CDSC. The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares: Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Exchange Privilege

As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney mutual funds for those of others within the family.

Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher CDSC than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by

Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

      Smith Barney Small Cap Core Fund, Inc.
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

DISTRIBUTION

Effective June 5, 2000, the fund has entered into an agreement with Salomon Smith Barney located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

To compensate Salomon Smith Barney for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable those shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

For the year ended December 31, 2001, the fees which have been accrued and/or paid to Salomon Smith Barney pursuant to Rule 12b-1 for the fund were $84,431 for Class A shares, $247,104 for Class B shares and $176,451 for Class L shares. The distribution expenses for 2001 included compensation of financial consultants and printing costs of prospectuses and marketing materials.

For the fiscal year ended December 31, 2001, Salomon Smith Barney incurred the following distribution expenses for the fund:

---------------------------------------------------------------------------------------------------------
Salomon Smith
Barney Financial                       Marketing and
Consultants          Branch Expenses   Advertising       Printing Expense    Interest Expense    Total
---------------------------------------------------------------------------------------------------------
$207,790             $105,991          $67,226           $23,558             $5,536              $429,809
---------------------------------------------------------------------------------------------------------

Commissions on Class A Shares. For the fiscal years ended December 31, 1999, 2000 and 2001, the aggregate dollar amounts of commissions on Class A shares are as follows:

                    01/01/99 to           01/01/00 to           01/01/00 to
                    12/31/99              12/31/00              12/31/01
                    --------              --------              --------

Class A Shares      $124,000***           $147,000 #

***The following amount paid to Salomon Smith Barney was: $111,600

#     A portion of which was paid to CFBDS, Inc.

Commissions on Class L Shares. For the fiscal years ended December 31, 1999, 2000 and 2001, the aggregate dollar amounts of commissions on Class L shares are as follows:

                           01/01/99 to               01/01/00 to
                           12/31/99                  12/31/00
                           --------                  --------

Class L shares             $71,000***                $65,000#
(On June 12, 1998,
Class C shares were renamed Class L shares)

***   The following amount paid to Salomon Smith Barney was: $63,900.

#     A portion of which was paid to CFBDS, Inc.

A contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B shares and Class L shares. For Class B shares, the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. A CDSC of 1% is imposed on redemptions of Class L shares. A CDSC of 1.00% is also imposed on redemptions of Class A shares that were purchased without an initial sales charge but subject to a CDSC if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the shares.

For the fiscal years ended December 31, 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from shareholders $3,000, $0 and $___, respectively, in deferred sales charges on the redemption of Class A shares.

For the fiscal years ended December 31, 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from shareholders $73,000, $60,000 and 2001, respectively, in deferred sales charges on the redemption of Class B shares.

For the fiscal years ended December 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from shareholders $6,000, $3,000 and $______ respectively, in deferred sales charges on the redemption of Class L shares.

Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plans and may be paid from amounts received by Salomon Smith Barney from the Company under the Plans.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund normally is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the investment adviser.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will not be reflected in the fund's net asset value unless the investment adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund.

IRA AND OTHER PROTOTYPE RETIREMENT PLANS

Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the fund or Salomon Smith Barney. Investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

The Taxpayer Relief Act of 1997 changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2000, a full deduction is permitted if your combined AGI is $52,000 or less ($32,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is between $52,000-$62,000 ($32,000-$42,000 for an unmarried individual); and no deduction when AGI is above $62,000 ($42,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

The rules applicable to so-called "Roth IRAs" differ from those described above.

A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $25,500) of each participant's compensation. Compensation is capped at $170,000 for 2000.

Paired Defined Contribution Prototype

Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Salomon Smith Barney Prototype Paired Defined Contribution

Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE DATA

Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio, operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

      Average Annual Total Return (After Taxes on Distributions)

      P(1 + T)^n = ATV(D)

      Where:   P        =     a hypothetical initial payment of $1,000.
               T        =     average annual total return (after taxes on
                              distributions).
               n        =     number of years.
               ATV(D)   =     ending value of a hypothetical $1,000 investment
                              made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                              (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return (After Taxes on Distributions and Redemptions)

      P(1 + T)^n = ATV(DR)

      Where:   P        =     a hypothetical initial payment of $1,000.
               T        =     average annual total return (after taxes on
                              distributions and redemption).
               n        =     number of years.
               ATV(DR)  =     ending value of a hypothetical $1,000 investment
                              made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                              (or fractional portion thereof), after taxes on fund distributions and redemption.

Class A's average annual total return was as follows for the periods indicated:

      -5.81% for the one-year period January 1, 2001 through December 31, 2001.

      7.95% for the five-year period January 1, 1997 through December 31, 2001.

      9.79% for the ten-year period January 1, 1992 through December 31, 2001.

      8.76% for the period from commencement of operations (January 23, 1990) through December 31, 2001.

Class B's average annual total return was as follows for the period indicated:

      -6.45% for the one-year period January 1, 2001 through December 31, 2001.

      6.93% for the period from commencement of operations June 25, 1997 (inception date) through December 31, 2001.

Class L's average annual total return was as follows for the period indicated:

      -3.52% for the one-year period January 1, 2001 through December 31, 2001.

      7.04% for the period from June 24, 1997 (inception date) through December 31, 2001.

Class Y's average annual total return was as follows for the period indicated:

      -0.37% for the one-year period January 1, 2001 through December 31, 2001.

      4.99% for the period from October 17, 1997 (inception date) through December 31, 2001.

Average annual total return figures calculated in accordance with the above formula assume that the maximum 5.00% sales charge or maximum applicable CDSC, as the case may be, has been deducted from the hypothetical investment. If the maximum 5.00% sales charge had not been deducted at the time of purchase, Class A's average annual total return for the same periods would have been -0.85%, 7.95%, 9.79% and 8.76%, respectively. If the maximum CDSC had not been deducted at the time of redemption, Class B's average annual total return for the same periods would have been -6.45% and 6.93%, respectively. If the maximum CDSC had not been deducted at the time of redemption, Class L's average annual total return for the same periods would have been -3.52% and 7.04%, respectively.

Aggregate Total Return

The aggregate total return figures for each class of a fund, as described herein, represent the cumulative change in the value of an investment in fund shares of such class for the specified period and are computed by the following formula:

                         AGGREGATE TOTAL RETURN = ERV-P
                                                  -----
                                                   P

Where: P = a hypothetical initial payment of $10,000.

      ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Class A's aggregate total return was as follows for the periods indicated:

      % for the one-year period January 1, 2001 through December 31, 2001.

      % for the five-year period January 1, 1997 through December 31, 2001.

      % for the ten-year period January 1, 1992 through December 31, 2001.

      % for the period from commencement of operations (January 23, 1990) through December 31, 2001.

Class B's aggregate total return was as follows for the period indicated:

      % for the one-year period January 1, 2001 through December 31, 2001.

      % for the period from commencement of operations June 25, 1997 (inception date) through December 31, 2001.

Class L's average annual total return was as follows for the period indicated:

      % for the one-year period January 1, 2001 through December 31, 2001.

      % for the period from June 24, 1997 (inception date) through December 31, 2001.

Class Y's average annual total return was as follows for the period indicated:

      % for the one-year period January 1, 2001 through December 31, 2001.

      % for the period from October 17, 1997 (inception date) through December 31, 2001.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund and Its Investments

The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net capital gains") or on its net capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

In the alternative, the fund may make an election would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided that such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any such excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund, an open-end management investment company, was incorporated on October 4, 1989 in Maryland under the name The Inefficient-Market Fund Inc. as a non-diversified closed-end management investment company and converted to open-end diversified status on June 23, 1997 pursuant to shareholder approval rendered on April 18, 1997 and Securities and Exchange Declaration of Effectiveness issued on June 23, 1997.

PFPC is located at 17th Chestnut Street, Philadelphia, PA 19103, and serves as the custodian of the fund. Under its agreement with the fund, PFPC holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PFPC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. PFPC is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, NY 10004 serves as the Transfer Agent and shareholder services agent of the fund. PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699 serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

Styles of fund management In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

      Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

      That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series - our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Index Series - funds that track the market

      Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

      Premier Selections Series - our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series - driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series - our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

FINANCIAL STATEMENTS

The fund's Annual Report for the fiscal year ended December 31, 2001, is incorporated herein by reference in its entirety. The annual report was filed on March 6, 2002, accession number 0001133228-02-000075.

                                       Smith Barney
                                       Small Cap Core
                                       Fund, Inc.

                                                     ---------------------------
                                                       Statement of
                                                     ---------------------------

                                                     ---------------------------
                                                       Additional Information
                                                     ---------------------------

                                                     ---------------------------
                                                       April 30, 2002
                                                     ---------------------------

Smith Barney
Small Cap Core Fund, Inc.
125 Broad Street
New York, NY   10004

                                                  SALOMON SMITH BARNEY
                                                  --------------------
                                                  A Member of Citigroup

PART C OTHER INFORMATION

Item 23. Exhibits

(a)(1) Amended and Restated Articles of Incorporation dated June 16, 1997 are incorporated by reference to Pre-Effective Amendment No. 1.

   (2) Articles of Amendment dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 3.

(b) Registrants By-Laws are incorporated by reference to Pre-Effective Amendment No. 1

(c) Registrants form of Stock Certificate for Class A is incorporated by reference to Pre-Effective Amendment No. 1

(d) Investment Advisory Agreement dated June 23, 1997, between the Registrant and Travelers Investment Management Company is incorporated by reference to Pre-Effective Amendment No. 1.

(e)(1) Form of Distribution Agreement between the Registrant and Smith Barney Inc., is incorporated by reference to Pre-Effective Amendment No. 1.

   (2) Form of Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 3.

(f) Not applicable.

(g) Form of Custodian Services Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Pre-Effective Amendment No. 1.

(g)(2) Custodian Agreement between Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1) Form of Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

   (2) Amended Administration Agreement dated June 23, 1997, between the Registrant and Mutual Management Corp. (f/k/a Smith Barney Mutual Funds Management Inc.,) is incorporated by reference to Pre-Effective Amendment No. 1.

(i) Opinion of Sullivan and Cromwell dated June 13, 1997 is incorporated by reference to Pre-Effective Amendment No. 1.

(j) Consent of Independent Auditors is filed herewith.

(k) Not applicable.

(l) Not applicable.

(m)(1) Services and Distribution plan pursuant to Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1.

   (2) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 3.

(n) Not applicable.

(o)(1) Form of Rule 18f-3 Plan of the Registrant is incorporated by reference to the Pre-Effective Amendment No. 1.

   (2) Form of Amended and Restated Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 3.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No.
5.

Item 24. Persons Controlled by or Under Common Control with Registrant

The Registrant is not controlled directly or indirectly by any person. Information regarding the Registrants institutional manager is set forth under the caption Management of the Fund in the Prospectus included in Part A of this Registration Statement on Form N-1A.

Item 25. Indemnification

Reference is made to Article IX of Registrants Articles of Incorporation for a complete statement of its terms.

Item 26. Business and other Connections of the Investment Adviser.

Travelers Investment Management Company (TIMCO) (the Adviser) serves as the investment adviser for the Fund pursuant to a written agreement dated June 23, 1997 (the Advisory Agreement). TIMCO was incorporated on August 31, 1967 under the laws of the State of Connecticut. TIMCO is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (Holdings) which in turn is a wholly owned subsidiary of Citigroup Inc. TIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act) since 1971 and has, through its predecessors, been in the investment counseling business since 1967.

The list required by this Item 26 of officers and directors of TIMCO together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by TIMCO pursuant to the Advisers Act (SEC File No. 801-07212).

Item 27. Principal Underwriters.

(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent forInstitutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds

Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books and other documents of Registrant are maintained at the offices of:

(1)   With respect to the Registrant's Investment Adviser:
      TIMCO
      100 First Stamford Place
      Stamford, Connecticut 06902

(2)   With respect to the Registrant's Custodian:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA  02110

(3)   With respect to the Registrant's Transfer Agent:
      Travelers Bank & Trust, fsb
      125 Broad Street
      New York, New York 10004

(4)   With respect to the Registrant's Sub-Transfer Agent:
      PFPC Global Fund Services
      Exchange Place
      Boston, Massachusetts 02109

Item 29. Management Services
         Not applicable.

Item 30. Undertakings

      The Registrant hereby undertakes to furnish to each person to whom a Prospectus of any series of the Registrant is delivered a copy of the Registrants latest annual report, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney Small Cap Core Fund, Inc., has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 26th day of April, 2002.

      SMITH BARNEY SMALL CAP CORE FUND, INC.

             By: /s/ Heath B. McLendon
                     Heath B. McLendon
                     President

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                            Date

/s/Heath B.  McLendon               President, Chairman              4/26/2002
Heath B. McLendon                   of the Board and
                                    Chief Executive Officer

/s/Lewis E. Daidone                 Senior Vice President            4/26/2002
Lewis E. Daidone                    and Treasurer
                                    Chief Financial and
                                    Accounting Officer

/s/ Lee Abraham*                    Director                         4/26/2002
Lee Abraham

/s/ Allan J. Bloostein*             Director                         4/26/2002
Allan J. Bloostein

/s/ Donald R. Foley*                Director                         4/26/2002
Donald R. Foley

/s/ Jane Dasher*                    Director                         4/26/2002
Jane Dasher

/s/ Richard E. Hanson, Jr.*         Director                         4/26/2002
Richard E. Hanson, Jr.

/s/ Paul Hardin*                    Director                         4/26/2002
Paul Hardin

/s/ Roderick C. Rasmussen*          Director                         4/26/2002
Roderick C. Rasmussen

/s/ John P. Toolan*                 Director                         4/26/2002
John P. Toolan

*By : /s/ Heath B. McLendon
         Heath B. McLendon
         Attorney-in-Fact, pursuant to Power of Attorney previously filed.

EXHIBIT INDEX

(g)(2) Custodian Agreement with State Street Bank & Trust Company

(j) Consent of Independent Auditors